UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2003

VERIZON NORTH INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-1210	35-1869961
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas, Room 3868
New York, New York		10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (212) 395-2121

Not applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure.

These certifications are being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

March 19, 2003

Jonathan G. Katz

Secretary

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER ACCOMPANYING REPORT ON FORM 10-K OF VERIZON NORTH INC. FOR THE YEAR ENDED DECEMBER 31, 2002

I, Lawrence T. Babbio, Jr., Chairman of the Board and Chief Executive Officer of Verizon North Inc. (the “Company”), certify that:

(1) the report of the Company on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

/s/    Lawrence T. Babbio, Jr.

Lawrence T. Babbio, Jr.

Chairman of the Board and

Chief Executive Officer

March 19, 2003

Jonathan G. Katz

Secretary

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER ACCOMPANYING REPORT ON FORM 10-K OF VERIZON NORTH INC. FOR THE YEAR ENDED DECEMBER 31, 2002

I, Lawrence R. Whitman, Chief Financial Officer of Verizon North Inc. (the “Company”), certify that:

(1) the report of the Company on Form 10-K for the year ended December 31, 2002 (the “Report”) fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Report.

This statement is being provided pursuant to section 1350 of chapter 63 of title 18 of the United States Code.

/s/    Lawrence R. Whitman

Lawrence R. Whitman

Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERIZON NORTH INC.

By:	/s/ EDWIN F. HALL
Edwin F. Hall Controller

Date: March 19, 2003